UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2020

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SPIRIT AIRLINES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-35186	38-1747023
(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

2800 Executive Way

Miramar, Florida 33025

(Address of principal executive offices)

(954) 447-7920

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange
Series A Preferred Stock Purchase Rights	SAVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Indenture Governing 8.00% Senior Secured Notes due 2025

On September 17, 2020, Spirit Airlines, Inc. (the “Company”) announced the completion of the private offering by Spirit IP Cayman Ltd., an indirect wholly-owned subsidiary of the Company (the “Brand Issuer”), and Spirit Loyalty Cayman Ltd., an indirect wholly-owned subsidiary of the Company (the “Loyalty Issuer” and, together with the Brand Issuer, the “Issuers”) of an aggregate of $850 million principal amount of 8.00% senior secured notes due 2025 (the “Notes”). The Notes are guaranteed by the Company (the “Parent Guarantor”), Spirit Finance Cayman 1 Ltd. (“HoldCo 1”), a direct wholly owned subsidiary of the Company and Spirit Finance Cayman 2 Ltd., a direct subsidiary of HoldCo 1 and indirect wholly owned subsidiary of the Company (“HoldCo 2,” and collectively with HoldCo 1, the “Cayman Guarantors” and, collectively with the Parent Guarantor, the “Guarantors”). The Notes will be secured by, among other things, a first priority lien on the core assets of the Company’s loyalty programs (comprised of cash proceeds from its Free Spirit co-branded credit card programs, its $9 Fare Club program membership fees, and certain intellectual property required or necessary to operate the loyalty programs) as well as the Company’s brand intellectual property. The Notes were issued pursuant to an Indenture, dated as of September 17, 2020 (the “Indenture”), among the Issuers, the Guarantors and Wilmington Trust, National Association, as trustee and collateral custodian. The Issuers lent the net proceeds from the offering of the Notes to the Company, after depositing a portion of such proceeds in a reserve account to cover future interest payments on the Notes.

The Notes will mature on September 20, 2025. The Notes bear interest at a rate of 8.00% per annum, payable in quarterly installments on January 20, April 20, July 20 and October 20 of each year, beginning January 20, 2021 (each a “Payment Date”).

Terms of the Notes

The terms of the Notes are described below.

The Notes will be secured on a senior basis by first-priority security interests in substantially all of the assets of the Issuers, other than excluded property and subject to certain permitted liens (collectively, the “Issuer Collateral”). The note guarantee of the Company will be secured by (i) a first-priority security interest in 100% of the equity interests in HoldCo 1 (other than the special share issued to the Special Shareholder (as defined in the Indenture)) and (ii) certain other collateral owned by the Company, including, to the extent permitted by such agreements or otherwise by operation of law, any of the Company’s rights under the Free Spirit Agreements and the IP Agreements (each as defined herein) (collectively, the “Parent Collateral”). The note guarantees of the Cayman Guarantors will be secured by first-priority security interests in substantially all of the assets of the Cayman Guarantors, other than excluded property and subject to certain permitted liens (collectively, the “Subsidiary Collateral” and, together with the Issuer Collateral and the Parent Collateral, the “Collateral”), including pledges of the equity of their respective subsidiaries.

The Notes and the note guarantees rank equally in right of payment with all of the Issuers’ and the Guarantors’ existing and future senior indebtedness; are effectively senior to all existing and future indebtedness of the Issuers and the Guarantors that is not secured by a lien, or is secured by a junior-priority lien, on the Collateral, to the extent of the value of the Collateral securing the Notes; are effectively subordinated to any existing or future indebtedness of the Issuers and the Guarantors that is secured by liens on assets that do not constitute part of the Collateral, to the extent of the value of such assets; and rank senior in right of payment to the Issuers’ and the Guarantors’ future subordinated indebtedness. The Issuers and Cayman Guarantors are currently the Company’s only subsidiaries. To the extent the Company creates or acquires any other subsidiaries in the future, the Notes and note guarantees will be structurally subordinated to all existing and future obligations, including trade payables, of any such newly formed or after-acquired subsidiaries that do not guarantee the Notes.

The Issuers, at their option, may redeem some or all of the Notes on or after September 20, 2023 at the redemption prices set forth in the Indenture. Prior to September 20, 2023, the Issuers may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of Notes, plus the “make-whole” premium described in the Indenture. Upon the occurrence of certain mandatory prepayment events and mandatory repurchase offer events, the Issuers will be required to make a prepayment on the Notes, or offer to repurchase the Notes, pro rata to the extent of any net cash proceeds received in connection with such events, at a price equal to 100% of the principal amount to be prepaid, plus, in some cases, an applicable premium. In addition, upon a change of control of the Company, the Issuers may be required to make an offer to prepay the Notes at a price equal to 101% of the respective principal amounts thereof, plus accrued and unpaid interest, if any, to, but not including, the purchase date.

The Indenture contains certain covenants that limit the ability of the Issuers, the Cayman Guarantors and, in certain circumstances, the Company to, among other things: (i) make restricted payments; (ii) incur certain additional indebtedness, including with respect to sales of pre-paid miles in excess of $25.0 million during any fiscal year; (iii) create or incur certain liens on the Collateral; (iv) merge, consolidate or sell assets; (v) engage in certain business activities; (vi) sell, transfer or otherwise convey the Collateral; (vii) exit from, terminate or substantially reduce the Free Spirit Program business or modify the terms of the Free Spirit Program, except in certain circumstances; and (viii) terminate, amend, waive, supplement or modify any IP Agreement (as defined in the Indenture), except under certain circumstances.

The Indenture also requires the Issuers and, in certain circumstances, the Company, to comply with certain affirmative covenants, including depositing the Transaction Revenues (as defined in the Indenture) in collection accounts, with amounts to be distributed for the payment of fees, principal and interest on the Notes pursuant to a payment waterfall described in the Indenture, and certain financial reporting requirements. In addition, the Indenture requires the Company to maintain minimum liquidity at the end of any business day of at least $400 million.

In connection with the issuance of the Notes, the Company contributed to the Brand Issuer, which is a newly-formed subsidiary structured to be bankruptcy remote, its rights to certain intellectual property of the Company, including all trademarks, service marks, brand names, designs, and logos that include the word “Spirit” or any successor brand and the “spirit.com” domain name and similar domain names or any successor domain names (the “Brand IP”). The Brand Issuer will grant a license to HoldCo 2, and HoldCo 2 will then grant a sublicense to the Company (the “Brand Sublicense”), to use the Brand IP (such licenses, the “Brand IP Licenses”). The Brand IP Licenses will be terminated, and the Company’s right to use such Brand IP will cease, upon specified termination events, including, but not limited to, the Company’s failure to assume the Brand Sublicense in a restructuring process. The termination of the Brand IP Licenses would be an event of default under the Indenture and in certain circumstances would trigger a liquidated damages payment in an amount that is several multiples of the principal amount of the Notes.

Further, the Company contributed to the Loyalty Issuer, which is a newly-formed subsidiary structured to be bankruptcy remote, its rights to certain member data and certain other intellectual property owned or purported to be owned, or later developed or acquired and owned or purported to be owned, by the Company or any of its subsidiaries (including the Issuers) and required or necessary to operate the Free Spirit Program or $9 Fare Club (the “Loyalty Program IP”). The Loyalty Issuer will grant a license to HoldCo 2, and HoldCo 2 will then grant a sublicense to the Company (the “Loyalty Program Sublicense”), to use the Loyalty Program IP (such licenses, the “Loyalty Program IP Licenses”). The Loyalty Program IP Licenses will be terminated, and the Company’s right to use such Loyalty Program IP will cease, upon specified termination events, including, but not limited to, the Company’s failure to assume the Loyalty Program Sublicense in a restructuring process. The termination of the Loyalty Program IP Licenses would be an event of default under the Indenture.

Each of the Free Spirit Program and the $9 Fare Club is expected to continue to operate as it has in the past.

Subject to certain materiality thresholds, qualifications, exceptions, “baskets” and grace and cure periods, the Indenture also includes certain customary events of default, including payment defaults, covenant defaults, cross-defaults to certain indebtedness, bankruptcy events, and a change of control of an Issuer. Upon the occurrence of an event of default, at the discretion of the Permitted Noteholders (as defined in the Indenture), the outstanding obligations under the Indenture may be accelerated and become due and payable immediately.

The foregoing summary of the Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described under Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 8.01. Other Events.

On September 17, 2020, the Company also announced that it was not intending to participate in the U.S. Department of Treasury’s CARES Act Loan Program, following its completion of the offering of Notes.

On September 11, 2020, the Company completed an at-the-market distribution (“ATM program”) of shares of its common stock, par value $0.0001 per share (“Shares”), covered by the prospectus supplement, dated July 22, 2020, to the Company’s base prospectus, dated February 21, 2018, filed with the Securities and Exchange Commission as part of the Company’s automatic shelf registration statement. The Company issued an aggregate of 9,000,000 Shares, the maximum amount specified under the ATM program. Following completion of the ATM program, approximately 97.7 million Shares are issued and outstanding, and the Company expects that the weighted average outstanding for the quarter ending on September 30, 2020 will be 92.7 million Shares.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title
4.1*	Indenture, dated as of September 17, 2020, by and among Spirit IP Cayman Ltd., Spirit Loyalty Cayman Ltd., the guarantors named therein and Wilmington Trust, National Association, as trustee and collateral custodian, governing the 8.00% Senior Secured Notes due 2025.
4.2	Form of 8.00% Senior Secured Notes due 2025 (incorporated by reference to Exhibit A to Exhibit 4.1 filed herewith).
99.1	Press Release issued by Spirit Airlines, Inc. dated September 17, 2020
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

* Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.

Forward-Looking Statements

Forward-Looking Statements in this report and certain oral statements made from time to time by representatives of the Company contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act) which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, without limitation, statements regarding the Company's intentions and expectations regarding workforce reductions or other actions that may be taken in order to mitigate the impacts of the COVID-19 pandemic. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, the extent of the impact of the COVID-19 pandemic on the Company’s business, results of operations and financial condition, and the extent of the impact of the COVID-19 pandemic on overall demand for air travel, restrictions on the Company’s business by accepting financing under the CARES Act, the competitive environment in our industry, our ability to keep costs low and the impact of worldwide economic conditions, including the impact of economic cycles or downturns on customer travel behavior, and other factors, as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2019, as supplemented in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2020 and June 30, 2020. Furthermore, such forward-looking statements speak only as of the date of this report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results. Additional information concerning certain factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AIRLINES, INC.

By:	/s/ Thomas Canfield
Name:	Thomas Canfield
Title:	Senior Vice President and General Counsel

Dated: September 17, 2020